[JAPAN FUND LOGO]


The Japan Fund, Inc.

Advisor Classes A, B and C

Supplement to the Currently Effective Prospectus dated May 1, 2002

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Effective as of the close of business on June 28, 2002, the Class A, Class B and
Class C shares of the fund were closed to new accounts.

Effective as of August 23, 2002, the Class C shares of the fund will be re-opened to new accounts for exchanges only. Please note, however, that the exchange privilege will terminate as of the close of business on October 4, 2002.












August 22, 2002